Leases - Summary of Undiscounted Future Minimum Payments under the Group's Operating Lease Liabilities (Detail) - Dec. 31, 2020 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2021	¥ 79,495	$ 12,183
2022	51,151	7,839
2023	48,582	7,446
2024	49,123	7,528
2025 and thereafter	101,412	15,542
Total future lease payments	329,763	50,538
Less: imputed interest	(70,336)	(10,779)
Total lease liability balance	¥ 259,427	$ 39,759